SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 20, 1998



                            BEDFORD BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Virginia                         0-24330         54-1709924
----------------------------          --------------   ---------------
(State or other jurisdiction          (SEC File No.)    (IRS Employer
     of incorporation)                                 Identification
                                                           Number)


125 West Main Street, Bedford, Virginia                      24523
---------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: 540-586-2590
                                                    ------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         Bedford Bancshares, Inc., Bedford, Virginia, ("Registrant") the holding company of Bedford Federal Savings Bank, announced that the Board authorized the repurchase of up to 5% of its Common Stock. Such repurchases are subject to the terms of the repurchase plan and will be made in open market or privately negotiated transactions.

         A copy of a press release issued May 22, 1998 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         In addition, on May 20, 1998, the Registrant announced a stock dividend in the form of a two for one stock split.

         A copy of a press release issued May 20, 1998 by the Registrant is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         (c)      Exhibits:

                  99.1     Press Release dated May 20, 1998.
                  99.2     Press Release dated May 22, 1998

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              BEDFORD BANCSHARES, INC.


Date:    May 29, 1998                         By:      /s/ Harold K. Neal
                                                       -------------------------
                                                       Harold K. Neal
                                                       Chief Executive Officer